INCOME TAXES - Loss Before Income Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
INCOME TAXES
Federal statutory rate (as a percent)	21.00%	21.00%	21.00%
Domestic - United States	$ 144	$ (12,359)	$ (32,169)
Foreign - mainland China and Hong Kong	(26,436)	(25,072)	(3,673)
Loss before income tax benefit (expense) and share of net loss in an equity investee	$ (26,292)	$ (37,431)	$ (35,842)